Exhibit h(vii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

           FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

THIS AGREEMENT dated as of January 1, 2004 is made, severally and not jointly (except that the parties jointly agree to the provisions of Section XII hereunder) by each of the investment companies listed on Exhibit A hereto (each, a "Trust") and State Street Bank and Trust Company ("State Street").

WHEREAS, each Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") with authorized and issued shares of capital stock or beneficial interest (the "Shares");

WHEREAS, certain Trusts subject to this Agreement are "series companies" as defined in Rule 18f-2(a) under the 1940 Act and, as used in this Agreement, the term "Portfolio" refers to either (i) an individual portfolio of such a series company or (ii) an investment company that is not organized as a series company, and the term "Portfolios" refers to all such portfolios and investment companies, collectively;

WHEREAS, Shares of each Portfolio may be subdivided into "classes" as provided in Rule 18f-3 under the 1940 Act;

WHEREAS, the Trust desires to retain State Street as financial administrator (the "Financial Administrator") to furnish certain financial administrative services on behalf of the Portfolios;

WHEREAS, the Trust desires to retain State Street as accounting agent (the "Accounting Agent") to perform certain accounting and recordkeeping services on behalf of the Portfolios; and

WHEREAS, State Street is willing to perform such services on the terms provided herein.

NOW, THEREFORE, the parties agree as follows:

I.  APPOINTMENT

A. Of State Street as the Financial Administrator

The Trust hereby appoints State Street to act as Financial Administrator with respect to the Trust for purposes of providing certain financial administrative services for the period and on the terms set forth in this Agreement. State Street accepts such appointment and agrees to render the financial administrative services stated herein.

The Trust will initially consist of the Portfolios identified on Exhibit A hereto. In the event that the Trust establishes one or more additional Portfolios with respect to which it wishes to retain the Financial Administrator to act as financial administrator hereunder, the Trust shall notify the Financial Administrator in writing (including by facsimile or electronic mail communication). Upon such notification, such Portfolio shall become subject to the provisions of this Agreement to the same extent as the existing Portfolios, except to the extent that such provisions (including those relating to compensation and expenses payable by the Trust and its Portfolios) may be modified with respect to each additional Portfolio in writing by the Trust and the Financial Administrator at the time of the addition of the Portfolio.

   B.   Of State Street as the Accounting Agent

The Trust hereby appoints State Street to act as Accounting Agent with respect to the Portfolios for purposes of providing certain accounting and recordkeeping services for the period and on the terms set forth in this Agreement. State Street accepts such appointment and agrees to render the accounting and recordkeeping services stated herein.

The Trust will initially consist of the Portfolios identified on Exhibit A. In the event that the Trust establishes one or more additional Portfolios with respect to which it wishes to retain the Accounting Agent to act as accounting agent hereunder, the Trust shall notify the Accounting Agent in writing (including by facsimile or electronic mail communication). Upon such notification, such Portfolio shall become subject to the provisions of this Agreement to the same extent as the existing Portfolios, except to the extent that such provisions (including those relating to compensation and expenses payable by the Trust and its Portfolios) may be modified with respect to each additional Portfolio in writing by the Trust and the Accounting Agent at the time of the addition of the Portfolio.

II. REPRESENTATIONS and WARRANTIES

A. By State Street. State Street represents and warrants that:

1. It is a Massachusetts trust company, duly organized and existing under the laws of The Commonwealth of Massachusetts;

2. It has the corporate power and authority to carry on its business in The Commonwealth of Massachusetts;

3. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

4. No legal or administrative proceedings have been instituted or threatened which would impair State Street's ability to perform its duties and obligations under this Agreement;

5. Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of State Street or any law or regulation applicable to it; and

6. It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

B. By the Trust. The Trust represents and warrants that:

1. It is duly organized, existing and in good standing under the laws of the jurisdiction in which it was formed;

2.   It  has  the  power  and  authority  under   applicable  laws  and  by  its
     organizational documents to enter into and perform this Agreement;

3. All requisite proceedings have been taken to authorize it to enter into and perform this Agreement;

4. With respect to each Portfolio, it is an investment company properly registered under the 1940 Act;

5. A registration statement under the 1940 Act (and if Shares of the Portfolio are offered publicly, under the Securities Act of 1933, as amended (the "1933 Act")) has been filed and will be effective and remain effective during the term of this Agreement. The Trust also warrants that as of the effective date of this Agreement, all necessary filings under the securities laws of the states in which the Trust offers or sells its Shares have been made;

6.   No legal or  administrative  proceedings have been instituted or threatened
     which  would  impair  the  Trust's   ability  to  perform  its  duties  and
     obligations under this Agreement;

7. Its entrance into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligation of the Trust or any law or regulation applicable to it; and

8. As of the close of business on the date of this Agreement, the Trust is authorized to issue its Shares.

III.  DUTIES of STATE STREET

A. As the Financial Administrator. The Financial Administrator shall provide the following services, in each case, subject to the control, supervision and direction of the respective Trust and its Board of Trustees/Directors (the "Board") and the review and comment by the Trust's auditors, administrator and legal counsel and in accordance with procedures which may be established from time to time between the Trust and the Financial
     Administrator:

1.   Compile,  review  and  deliver to the Trust,  fund  performance  statistics
     including   Securities   and  Exchange   Commission   (the  "SEC")  yields,
     distribution yields and total returns;

2. Prepare and submit for approval by officers of the Trust a fund expense budget, review expense calculations and arrange for payment of the Trust's expenses;

3. Prepare for review and approval by officers of the Trust financial information required for the Trust's annual and semi-annual reports, proxy statements and other communications required or otherwise to be sent to shareholders; review text of "President's Letter to Shareholders" and "Management's Discussion of Financial Performance" as included in shareholder reports (which shall also be subject to review by the Trust's legal counsel);

4. Prepare for review by an officer of and legal counsel for the Trust the Trust's periodic financial reports required to be filed with the SEC on Form N-SAR and financial information required by Form N-1A, Form N-14 and Form 24F-2 and such other reports, forms or filings as may be mutually agreed upon;

5. Prepare reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise prepared by the Trust's investment adviser, custodian, legal counsel or independent accountants;

6. Oversee and review calculations of fees paid to State Street and to the Trust's investment adviser, shareholder servicing agent, distributor, custodian, fund administrator, fund accountant and transfer and dividend disbursing agent ("Transfer Agent"), in addition to the oversight and review of all asset based fee calculations;

7. Prepare fund income forecasts and submit for approval by officers of the Trust, recommendations for fund income dividend distributions;

8. Maintain continuing awareness of significant emerging regulatory and legislative developments which may affect the Trust, and provide related planning assistance where requested or appropriate;

9. Complete monthly preferred shares "asset coverage" test (as that term is defined in Section 18(h) of the 1940 Act) (the "1940 Act Test") following the compliance procedures contained in Exhibit C attached hereto, as such Exhibit may be amended from time to time by mutual agreement of the parties (the "Compliance Procedures");

10. Complete monthly preferred shares basic maintenance amount test for Fitch Ratings, Ltd. ("Fitch") preferred rate auction (the "Fitch Preferred Shares Basic Maintenance Test") following the Compliance Procedures; and

11. Complete monthly preferred shares basic maintenance amount test for Moody's Investors Service, Inc. ("Moody's") preferred rate auction (the "Moody's Preferred Shares Basic Maintenance Test") following the Compliance Procedures.

The Financial Administrator shall provide the office facilities and the personnel required by it to perform the services contemplated herein.

     B. As the Accounting Agent.

1. Books of Account. The Accounting Agent shall maintain the books of account of the Trust and shall perform the following duties in the manner prescribed by the respective Trust's currently effective prospectus, statement of additional information or other governing document, certified copies of which have been supplied to the Accounting Agent (a "Governing Document"):

     a. Value the assets of each Portfolio using: primarily, market quotations (including the use of matrix pricing) supplied by the independent pricing services selected by the Accounting Agent in consultation with the Trust's investment adviser (the "Adviser") and approved by the Board; secondarily, if a designated pricing service does not provide a price for a security that the Accounting Agent believes should be available by market quotation, the Accounting Agent may obtain a price by calling brokers designated by the Adviser, or if the Adviser does not supply the names of such brokers, the Accounting Agent will attempt on its own to find brokers to price the security, subject to approval by the Adviser; thirdly, for securities for which no market price is available, the Valuation Committee of the Board (the "Committee") will determine a fair value in good faith; or fourthly, such other procedures as may be adopted by the Board. Consistent with Rule 2a-4 under the 1940 Act, estimates may be used where necessary or appropriate. The Accounting Agent is not the guarantor of the accuracy of the securities prices received from such pricing agents and the Accounting Agent is not liable to the Trust for errors in valuing a Portfolio's assets or calculating the net asset value (the "NAV") per share of such Portfolio or class when the calculations are based upon inaccurate prices provided by pricing agents. The Accounting Agent will provide daily to the Adviser the security prices used in calculating the NAV of each Portfolio, for its use in preparing exception reports for those prices on which the Adviser has a comment. Further, upon receipt of the exception reports generated by the Adviser, the Accounting Agent will diligently pursue communication regarding exception reports with the designated pricing agents;

     b. Determine the NAV per share of each Portfolio and/or class, at the time and in the manner from time to time determined by the Board and as set forth in the Prospectus of such Portfolio;

     c.   Calculate the net income of each of the Portfolios, if any;

     d. Calculate realized capital gains or losses of each of the Portfolios resulting from sale or disposition of assets, if any;

     e. Maintain the general ledger and other accounts, books and financial records of the Trust, including for each Portfolio, as required under
          Section 31(a) of the 1940 Act and the rules thereunder in connection with the services provided by State Street;

     f. At the request of the Trust, prepare various reports or other financial documents in accordance with generally accepted accounting principles as required by federal, state and other applicable laws and regulations; and

     g. Such other similar services as may be reasonably requested by the Trust.

The Trust shall provide timely prior notice to the Accounting Agent of any modification in the manner in which such calculations are to be performed as prescribed in any revision to the Trust's Governing Document. The Accounting Agent shall not be responsible for any revisions to the manner in which such calculations are to be performed unless such revisions are communicated in writing to the Accounting Agent.

     2. Records. The Accounting Agent shall create and maintain all records relating to its activities and obligations under this Agreement in such a manner as will meet the obligations of the Trust under the 1940 Act, specifically Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Trust and shall at all times during the regular business hours of the Accounting Agent be open for inspection by duly authorized officers, employees or agents of the Trust and employees and agents of the SEC. Subject to
          Section XVI.B below, the Accounting Agent shall preserve for the period required by law the records required to be maintained thereunder.

IV.   DUTIES of the TRUST

     A. Delivery of Documents. The Trust will promptly deliver to the Financial Administrator copies of each of the following documents and all future amendments and supplements, if any:

1.   The Trust's organizational documents;

2. The Trust's currently effective registration statements under the 1933 Act (if applicable) and the 1940 Act and the Trust's Prospectus(es) and Statement(s) of Additional Information (collectively, the "Prospectus") relating to all Portfolios and all amendments and supplements thereto as in effect from time to time;

3. Certified copies of resolutions of the Board authorizing (a) the Trust to enter into this Agreement and (b) certain individuals on behalf of the Trust and its third-party agents to (i) give instructions to the Financial Administrator pursuant to this Agreement and (ii) sign checks and pay expenses;

4.   The investment advisory agreements between the Trust and the Advisers; and

5.   Such  other  certificates,   documents  or  opinions  which  the  Financial
     Administrator  may,  in  its  reasonable  discretion,   deem  necessary  or
     appropriate in the proper performance of its duties.

The Trust shall provide, or shall cause its third-party agent to provide, timely notice to the Accounting Agent of all data reasonably required by the Accounting Agent for performance of its duties described in Section III.B hereunder. The Trust's failure to provide such timely notice shall excuse the Accounting Agent from the performance of such duties, but only to the extent the Accounting Agent's performance is prejudiced by the Trust's failure.

State Street is authorized and instructed to rely upon any and all information it receives from the Trust or its third-party agent that it reasonably believes to be genuine. State Street shall have no responsibility to review, confirm or otherwise assume any duty with respect to the accuracy or completeness of any data supplied to it by or on behalf of the Trust.

State Street shall value the Trust's securities and other assets utilizing prices obtained from sources designated by the Trust, or the Trust's duly-authorized agent, on a Price Source Authorization substantially in the form attached hereto as Exhibit B or otherwise designated by means of Proper Instructions (as such term is defined herein) (collectively, the "Authorized Price Sources"). State Street shall not be responsible for any revisions to the methods of calculation adopted by the Trust unless and until such revisions are communicated in writing to State Street.

B. Proper Instructions. The Trust and its third-party agents shall communicate to State Street by means of Proper Instructions. Proper Instructions shall mean
(i) a writing signed or initialed by one or more persons as the Board shall have from time to time authorized or (ii) a communication effected directly between the Trust or its third-party agent and State Street by electro-mechanical or electronic devices, provided that the Trust and State Street have approved such procedures. State Street may rely upon any Proper Instruction believed by it to be genuine and to have been properly issued by or on behalf of the Trust. Oral instructions shall be considered Proper Instructions if State Street reasonably believes them to have been given by a person authorized to give such instructions. The Trust and its third-party agents shall cause all oral instructions to be confirmed in accordance with clauses (i) or (ii) above, as appropriate. The Trust and its third-party agents shall give timely Proper Instructions to State Street in regard to matters affecting accounting practices and State Street's performance pursuant to this Agreement.

V.    COMPLIANCE WITH GOVERNMENTAL RULES and REGULATIONS; RECORDS

The Trust assumes full responsibility for its compliance with all securities, tax, commodities and other laws, rules and regulations applicable to it.

VI.     WARRANTIES

If, prior to the Accounting Agent's calculation of the current NAV, the Trust or its third-party agent notifies the Accounting Agent that any of its accounting services are erroneous in any material respect, the Accounting Agent shall endeavor in a timely manner to correct such failure. Third-parties that are selected by and approved by the Trust and from which the Accounting Agent may obtain certain data included in the accounting services are solely responsible for the contents of such data and the Trust agrees to make no claim against the Accounting Agent arising out of the contents of such third-party data including, but not limited to, the accuracy thereof.

VII.  FORCE MAJEURE

If any party is unable to carry out any of its obligations under this Agreement because of conditions beyond its reasonable control, including, but not limited to, acts of war or terrorism, work stoppages, fire, civil disobedience, delays associated with hardware malfunction or availability, riots, rebellions, storms, electrical failures, acts of God, and similar occurrences ("Force Majeure"), this Agreement will remain in effect and the non-performing party's obligations shall be suspended without liability for a period equal to the period of the continuing Force Majeure (which such period shall not exceed fifteen (15) business days), provided that:

(1) where reasonably practicable, the non-performing party gives the other party prompt notice describing the Force Majeure, including the nature of the occurrence and its expected duration and, where reasonably practicable, continues to furnish regular reports with respect thereto during the period of Force Majeure;

(2) the suspension of obligations is of no greater scope and of no longer duration than is required by the Force Majeure;

(3) no obligations of any party that accrued before the Force Majeure are excused as a result of the Force Majeure; and

(4) the non-performing Party uses reasonable efforts to remedy its inability to perform as quickly as possible.

VIII.   INSTRUCTIONS and ADVICE

At any time, State Street may apply to any officer of the Trust for instructions and may consult with its own legal counsel with respect to any matter arising in connection with the services to be performed by State Street under the terms of this Agreement. At any time, State Street may consult with outside counsel for the Trust or the independent accountants for the Trust ("Trust Advisers") at the expense of the Trust, provided that State Street first obtains consent of the Trust which shall not be unreasonably withheld, with respect to any matter arising in connection with the services to be performed by State Street under the terms of this Agreement. In its capacity as the Financial Administrator or as the Accounting Agent under the terms of this Agreement, State Street shall not be liable, and shall be indemnified by the Trust or appropriate Portfolio for any action taken or omitted by it in good faith reliance upon any instructions or advice provided to State Street by a Trust Adviser or upon any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons. State Street shall not be held to have notice of any change of authority of any person until receipt of written notice thereof from the Trust. Nothing in this paragraph shall be construed as imposing upon State Street any obligation to seek such instructions or advice, or to act in accordance with such advice when received.


IX.   NOTICES

All notices shall be in writing and deemed given when delivered in person, by facsimile, by overnight delivery through a commercial courier service, or by registered or certified mail, return receipt requested. Notices shall be addressed to each party at its address set forth below, or such other address as the recipient may have specified by earlier notice to the sender:

If to State Street:     LaFayette Corporate Center
                  2 Avenue de LaFayette, 5 South
                  Boston, MA  02111
                  ATTN:  Michael E. Hagerty
                  Telephone:  (617) 662-3630
                  Facsimile:  (617) 662-3690

With a copy to:   State Street Bank and Trust Company
                  One Federal Street, 9th Floor (B02/9)
                  P.O. Box 5049
                  Boston, MA  02206-5049
                  ATTN:  Mary Moran Zeven, Esq.
                  Telephone:  (617) 662-1783
                  Facsimile:  (617) 662-3805

If to the Trust:        5800 Corporate Drive
                  Pittsburgh, PA  15237-7010
                  ATTN: Richard J. Thomas, Treasurer with a copy to the General Counsel
                  Telephone:  (412) 288-1282
                  Facsimile:  (412) 288-6788

X.      CONFIDENTIALITY

State Street agrees that, except as otherwise required by law or in connection with any required disclosure to a banking or other regulatory authority, it will keep confidential all records and information in its possession relating to the Trust or its beneficiaries and will not disclose the same to any person except at the request or with the written consent of the Trust.

XI.     LIMITATION of LIABILITY and INDEMNIFICATION

State Street shall be held to a standard of reasonable care in carrying out its duties under this Agreement. State Street shall be responsible for the performance of only such duties as are set forth in this Agreement and, except as otherwise provided under Section XV, shall have no responsibility for the actions or activities of any other party, including other service providers. State Street shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties hereunder unless caused by or resulting from the negligence, reckless misconduct, willful malfeasance or lack of good faith of State Street, its officers or employees and, in such event, such liability will be subject to the limitations set forth in Section XII herein. State Street shall not be liable for any special, INdirect, incidental, or consequential damages of any kind whatsoever (including, without limitation, attorneys' fees) in any way due to the Trust's use of the services described herein or the performance of or failure to perform State Street's obligations under this Agreement. This disclaimer applies without limitation to claims regardless of the form of action, whether in contract (including negligence), strict liability, or otherwise and regardless of whether such damages are foreseeable.

The Trust will indemnify and hold harmless State Street and its stockholders, directors, officers, employees, agents, and representatives (collectively, the "Trust Indemnified Persons") for, and will pay to the Trust Indemnified Persons the amount of, any actual and direct damages, whether or not involving a third-party claim (collectively, the "Damages"), arising from or in connection with (i) any act or omission by State Street (or any of its affiliates) pursuant to this Agreement which does not constitute negligence, reckless misconduct, willful malfeasance or lack of good faith in fulfilling the terms and obligations of this Agreement, (ii) any act or omission by the Trust (or any of its affiliates) which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement, or (iii) any act or omission by the Trust (or any of its affiliates) which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement. The remedies provided in this paragraph are not exclusive of or limit any other remedies that may be available to State Street or any other Trust Indemnified Person.

State Street will indemnify and hold harmless the Trust, and its respective shareholders, trustees, directors, officers, agents, and representatives (collectively, the "State Street Indemnified Persons") for, and will pay to the State Street Indemnified Persons the amount of, any Damages, arising from or in connection with (i) any act or omission by State Street (or any of its affiliates) which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement or (ii) any act or omission by State Street (or any of its affiliates) which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement; provided, however, that State Street shall not be required to provide indemnification for damages arising from errors caused by inaccurate prices received from independent pricing services and reasonably relied upon by State Street. In the event that State Street is required to provide indemnification under this Section XI, its liability shall be limited as described under Section XII below. The remedies provided in this paragraph are not exclusive of or limit any other remedies that may be available to the Trust or any other State Street Indemnified Person.

The indemnification and limitation of liability contained herein shall survive the termination of this Agreement.

XII.    EXCLUSIVE REMEDY

State Street's total cumulative liability under this Agreement for all of the Trusts in the aggregate during any calendar year shall be limited to actual or direct damage up to the aggregate amount of two (2) times the fees earned by State Street under Section XV hereunder during the calendar year (or annualized period) preceding the event giving rise to liability.

XIII.   SERVICES NOT EXCLUSIVE

The services of State Street to the Trust are not to be deemed exclusive and State Street shall be free to render similar services to others. State Street shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trust from time to time, have no authority to act or represent the Trust in any way or otherwise be deemed an agent of the Trust.

XIV.    TERM; TERMINATION; AMENDMENT

A. Term. This Agreement shall become effective on the date first written above and shall remain in full force and effect for a period of two (2) years from the effective date (the "Initial Term") and shall automatically continue in full force and effect after such Initial Term unless either party terminates this Agreement by written notice to the other party at least six (6) months prior to the expiration of the Initial Term.

B. Termination. Either party may terminate this Agreement at any time after the Initial Term upon at least six (6) months' prior written notice to the other party. Termination of this Agreement with respect to any given Portfolio shall in no way affect the continued validity of this Agreement with respect to any other Portfolio. Upon termination of this Agreement, the Trust shall pay to State Street such compensation and any reimbursable expenses as may be due under the terms hereof as of the date of such termination, including reasonable out-of-pocket expenses associated with such termination.

C. Amendment. This Agreement may be modified or amended from time to time by the mutual agreement of the parties hereto. No amendment to this Agreement shall be effective unless it is in writing and signed by a duly authorized representative of each party. The term "Agreement", as used herein, includes all schedules and attachments hereto and any future written amendments, modifications, or supplements made in accordance herewith.

XV.   FEES, EXPENSES and EXPENSE REIMBURSEMENT

State Street shall receive from the Trust such compensation for its services provided pursuant to this Agreement as may be agreed to from time to time in a written fee schedule approved by the parties. In the event of substantial change in the mix of types of Portfolios or in the event of new types of Portfolios offered by the Trust or modifications or changes to the service delivery requirements, the parties shall review the existing fee structure and an appropriate adjustment to the fee, if any, shall be negotiated by the parties within ninety (90) days. The fees are accrued daily and billed monthly and shall be due and payable upon receipt of the invoice. Upon the termination of this Agreement before the end of any month, the fee for the part of the month before such termination shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of termination of this Agreement. In addition, the Trust shall reimburse State Street for its out-of-pocket costs and expenses incurred in connection with this Agreement with respect to reasonable attorney's fees incurred by State Street to collect any charges due under this Agreement.

The Trust agrees to promptly reimburse State Street for any equipment and supplies specially ordered by or for the Trust (with the Trust's consent) through State Street and for any other expenses not contemplated by this Agreement that State Street may incur on the Trust's behalf at the Trust's request and with the Trust's consent.

Each party will bear all expenses that are incurred in its operation and not specifically assumed by the other party. Expenses to be borne by the Trust include, but are not limited to: Organization expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel's review of the Trust's registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by State Street under this Agreement); cost of any services contracted for by the Trust directly from parties other than State Street; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Trust; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director/trustee or employee of the Trust; costs incidental to the preparation, printing and distribution of the Trust's registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Trust's tax returns, Form N-1A or N-2, Form N-14 and Form N-SAR, and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; fidelity bond and directors' and officers' liability insurance; and cost of independent pricing services used in computing the Trust's NAV.

State Street is authorized to and may employ or associate with such person or persons as it may deem desirable to assist it in performing its duties under this Agreement; provided, however, that the compensation of such person or persons shall be paid by State Street and State Street shall be as fully responsible to the Trust for the acts and omissions of any such person or persons as it is for its own acts and omissions.

XVI.  ASSIGNMENT; SUCCESSOR AGENT

A. Assignment. This Agreement shall not be assigned by either party without the prior written consent of the other party, except that either party may assign to a successor all of or a substantial portion of its business, or to a party controlling, controlled by, or under common control with such party.

B. Successor Agent. This Agreement shall be binding on and shall inure to the benefit of each party and to their successors and permitted assigns. If a successor agent for the Trust shall be appointed by the Trust, State Street shall upon termination deliver to such successor agent all properties of the Trust held by it hereunder.

In the event that no written order designating a successor agent or Proper Instructions shall have been delivered to State Street on or before the date when such termination shall become effective, then State Street shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $100,000,000, all properties held by State Street under this Agreement. Thereafter, such bank or trust company shall be the successor of State Street under this Agreement.

XVII. ENTIRE AGREEMENT

This Agreement (including all schedules and attachments hereto) constitutes the entire Agreement between the parties with respect to the subject matter hereof and terminates and supersedes all prior agreements, representations, warranties, commitments, statements, negotiations and undertakings with respect to such services to be performed hereunder whether oral or in writing.

XXIII.      WAIVER

The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

XIX.  HEADINGS NOT CONTROLLING

Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

XX.   SURVIVAL

After expiration or termination of this Agreement, all provisions relating to payment (Section XV and the fee schedule) shall survive until completion of required payments. In addition, all provisions regarding termination (Section
XIV),  indemnification,  warranty,  liability and limits thereon (Section XI and
Section XII) shall survive, unless and until the expiration of any time period specified elsewhere in this Agreement with respect to the provision in question.

XXI.  SEVERABILITY

In the event any provision of this Agreement is held illegal, invalid, void or unenforceable, the balance shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

XXII. GOVERNING LAW; JURISDICTION

This Agreement shall be deemed to have been made in The Commonwealth of Massachusetts and shall be governed by and construed under and in accordance with the laws of The Commonwealth of Massachusetts without giving effect to its conflict of laws principles and rules. The parties agree that any dispute arising herefrom shall be subject to the exclusive jurisdiction of courts sitting in The Commonwealth of Massachusetts.

XXIII.      REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

XXIV. REMOTE ACCESS SERVICES ADDENDUM

State Street and the Trust agree to be bound by the terms of the Remote Access Services Addendum attached hereto.

XXV.  MISCELLANEOUS

The execution and delivery of this Agreement have been authorized by the Board of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by the Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any member of the Board or shareholders of the Trust, but bind only the property of the Trust, or Portfolio, as provided in the organizational documents.

Each party agrees to promptly sign all documents and take any additional actions reasonably requested by the other to accomplish the purposes of this Agreement.


                     [Remainder of Page Intentionally Blank]


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


STATE STREET BANK AND TRUST COMPANY



By:  /s/ Michael E. Hagerty (12/29/03)
Name:  Michael E. Hagerty
Title:  Senior Vice President



INVESTMENT COMPANIES
(Listed on Exhibit A hereto)



By:  /s/ Richard J. Thomas
Name:  Richard J. Thomas
Title:  Senior Vice President - Treasurer

                                     EXHIBIT A

                                      FUNDS

                                    FUND NAME


Capital Preservation Fund
Federated GNMA Trust
Federated U.S. Government Securities Fund:  2-5 Years
Federated Income Trust
Edward D. Jones Money Market Fund
Federated Government Income Securities, Inc.
Federated High Yield Trust
Federated Limited Duration Government Fund
Federated Total Return Government Bond Fund
Federated U.S. Government Securities Fund:  1-3 Years
Federated American Leaders Fund, Inc.
Federated High Income Bond Fund, Inc.
Federated Municipal Securities Fund, Inc.
Federated Fund for US Government Securities
Federated Adjustable Rate Securities Fund
Federated Municipal Opportunities Fund, Inc.
Federated Muni and Stock Advantage Fund
Federated Stock Trust
Federated U.S. Government Bond Fund
Federated Equity Income Fund, Inc.
Federated Stock & Bond Fund, Inc.

Federated Income Securities Trust:
Federated Intermediate Income Fund
Federated Short-Term Income Fund
Federated Short-Term Municipal Trust
Federated Capital Income Fund

Intermediate Municipal Trust:
Federated Intermediate Municipal Trust

Cash Trust Series, Inc.:
Government Cash Series
Municipal Cash Series
Prime Cash Series
Treasury Cash Series

Cash Trust Series II:
Municipal Cash Series II
Treasury Cash Series II

Federated Institutional Trust:
Federated Government Ultrashort Duration Fund

Federated Municipal Securities Income Trust:
Federated California Municipal Income Fund
Federated Michigan Intermediate Municipal Trust
Federated New York Municipal Income Fund
Federated Ohio Municipal Income Fund
Federated Pennsylvania Municipal Income Fund
Federated North Carolina Municipal Income Fund

Federated Total Return Series, Inc.:
Federated Limited Duration Fund
Federated Mortgage Fund
Federated Ultrashort Bond Fund

Federated Fixed Income Securities, Inc.:
Federated Municipal Ultrashort Fund

Federated Institutional Trust:
Federated Institutional High Yield Bond Fund

Federated Equity Funds:
Federated Capital Appreciation Fund
Federated Communications Technology Fund
Federated Growth Strategies Fund
Federated Large Cap Growth Fund
Federated Market Opportunity Fund
Federated Kaufmann Fund
Federated Kaufmann Small Cap Fund

Federated Index Trust:
Federated Max-Cap Index Fund
Federated Mid-Cap Index Fund
Federated Mini-Cap Index Fund

Federated Premier Municipal Income:
Federated Premier Intermediate Municipal Income Fund
Federated Premier Municipal Income Fund

Federated Core Trust II, LP:
Emerging Markets Fixed Income Core Fund*
Capital Appreciation Core Fund

Federated Fixed Income Securities, Inc.:
Federated Limited Term Fund
Federated Limited Term Municipal Fund
Federated Strategic Income Fund

Federated Investment Series Funds, Inc.:
Federated Bond Fund


Federated Managed Allocation Portfolios:
Federated Growth Allocation Fund
Federated Conservative Allocation Fund
Federated Moderate Allocation Fund

Federated Total Return Series, Inc.:
Federated Total Return Bond Fund

Federated International Series Inc.:*
Federated International Bond Fund
Federated International Equity Fund

Federated World Investment Series, Inc.:*
Federated European Equity Fund
Federated Global Equity Fund
Federated Global Value Fund
Federated International Capital Appreciation Fund
Federated International High Income Fund
Federated International Small Company Fund
Federated International Value Fund

Federated Core Trust:
Federated Mortgage Core Portfolio
High Yield Bond Portfolio

Federated Insurance Series:
Federated American Leader Fund II
Federated Capital Appreciation Fund II
Federated Capital Income Fund II
Federated Equity Income Fund II
Federated Fund for U.S. Government Securities II
Federated Growth Strategies Fund II
Federated High Income Bond Fund II
Federated International Equity Fund II*
Federated Kaufmann Fund II
Federated Prime Money Fund II
Federated Quality Bond Fund II
Federated Total Return Bond Fund II


Money Market Obligations Trust:
Tax-free Instruments Trust
Automated Government Cash Reserves
Automated Treasury Cash Reserves
U.S. Treasury Cash Reserves
Automated Cash Management Trust
Federated Master Trust
Government Obligations Fund
Government Obligations Tax-Managed Fund
Liquid Cash Trust
Municipal Obligations Fund
Prime Cash Obligations Fund
Prime Obligations Fund
Prime Value Obligations Fund
Tax-Free Obligations Fund
Treasury Obligations Fund
Trust for Government Cash Reserves
Trust for Short Term U.S. Government Securities
Automated Government Money Trust
Federated Short-Term U.S. Government Trust
Liberty U.S. Government Money Market Trust
Money Market Management
Money Market Trust
Trust for U.S. Treasury Obligations
Alabama Municipal Cash Trust
Arizona Municipal Cash Trust
California Municipal Cash Trust
Connecticut Municipal Cash Trust
Florida Municipal Cash Trust
Georgia Municipal Cash Trust
Maryland Municipal Cash Trust
Massachusetts Municipal Cash Trust
Michigan Municipal Cash Trust
Minnesota Municipal Cash Trust
New Jersey Municipal Cash Trust
New York Municipal Cash Trust
North Carolina Municipal Cash Trust
Ohio Municipal Cash Trust
Pennsylvania Municipal Cash Trust
Virginia Municipal Cash Trust
Federated Tax-Free Trust

*As of the date of this  Agreement,  the Trust has provided  proper notice under
Section XIV.B of the Agreement that the Agreement may be terminated solely with respect to such Trust by May 31, 2004.

                                     EXHIBIT B

                             PRICE SOURCE AUTHORIZATION

To:           State Street Bank and Trust Company

From:         Federated Investors

Client Name:  Federated Investors

Client Address:   Federated Investors
                  Federated Investors Tower
                  Pittsburgh, PA 15222

Date:  12/29/2003

Re:  PRICE SOURCE AUTHORIZATION

Reference is made to the Financial Administration and Accounting Services Agreement dated January 1, 2004 between Federated Services Company ("FSCo") and State Street Bank and Trust Company ("State Street"). Capitalized terms used in this Price Source Authorization or in any attachment or supplement shall have the meanings provided in the Financial Administration and Accounting Services Agreement unless otherwise specified. Pursuant to the Financial Administration and Accounting Services Agreement, FSCo hereby directs State Street to calculate the net asset value ("NAV") of the Funds or, if applicable, its Series, in accordance with the terms of each Fund's or Series' currently effective Prospectus. State Street will perform the NAV calculation subject to the terms and conditions of the Financial Administration and Accounting Services Agreement and this Authorization.

FSCo hereby authorizes State Street to use the pricing sources specified on the attached Authorization Matrix (as amended from time to time) as sources for prices of assets in calculating the net asset value of the Funds. FSCo understands that State Street does not assume responsibility for the accuracy of the quotations provided by the specified pricing sources and that State Street shall have no liability for any incorrect data provided by the pricing sources specified by FSCo or a Fund, except as provided under the Portfolio Accounting and Administration Services Agreement (including agreed upon tolerance checks as to the data furnished and calculating the net asset value of the Fund in accordance with the data furnished to State Street). FSCo also acknowledges that prices supplied by the Funds or an affiliate may be subject to approval of the Fund's Board and are not the responsibility of State Street.

FSCo agrees to indemnify and hold State Street harmless as provided under the Financial Administration and Accounting Services Agreement.

State Street agrees that written notice of any change in the name of any specified pricing source will be sent to FSCo as such information is available to State Street.

Kindly acknowledge your acceptance of the terms of this letter in the space provided below.


(CLIENT/FUND NAME)

By:  /s/ Richard J. Thomas          The foregoing terms are hereby accepted.
Title:  Senior Vice President - Treasurer
                                    STATE STREET BANK AND TRUST COMPANY

                                    By:  /s/ Leo O'Donnell
                                             Vice President


   [OBJECT OMITTED]                                                                      Authorization Matrix

                             As of: 03/30/2004

 AUTHORIZATION MATRIX to be attached to Price Source Authorization dated December 29, 2003

Effective Date: January 1 2004(supersedes prior Authorization Matrices)

Note:  [Please submit Client Name, Fund Name and/or List of Funds with this form]
-----------------------------------------------------------------------------------------------------------------------
------------------------------  Primary Source  Secondary Source Tertiary Source Pricing      Pricing      Valuation
Security Type                                                                      Logic   Default Logic     Point
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
EQUITIES
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
     U. S. Listed Equities                                                                               MARKET CLOSE
     (NYSE, AMEX)                  REUTERS           BRIDGE      FT Interactive    LAST        MEAN
                                                                      Data
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
     U.S. OTC Equities             REUTERS           BRIDGE      FT Interactive    NOCP        MEAN      MARKET CLOSE
(Nasdaq)                                                              Data
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
     Foreign Equities              REUTERS           BRIDGE      FT Interactive    LAST        MEAN      MARKET CLOSE
                                                                      Data
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
     Listed ADR's                  REUTERS           BRIDGE      FT Interactive    LAST        MEAN      MARKET CLOSE
                                                                      Data
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
FIXED INCOME
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
     Municipal Bonds               JJ KENNY      FT Interactive     BLOOMBERG      MEAN                    EVALUATED
                                                      Data
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    US Bonds (Treasuries,          REUTERS       FT Interactive     BLOOMBERG      MEAN                    EVALUATED
          MBS, ABS,                                   Data
         Corporates)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
     Eurobonds/Foreign Bonds    FT Interactive      FRI CORP        BLOOMBERG      LAST         BID
                                     Data
---------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
     Options                       REUTERS           BRIDGE         BLOOMBERG      LAST        MEAN      MARKET CLOSE
---------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
     Futures                       REUTERS           BRIDGE         BLOOMBERG      LAST        MEAN       SETTLEMENT
---------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
     Non - Listed ADR's         FT Interactive     BLOOMBERG                       LAST        MEAN
                                     Data
---------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
EXCHANGE RATES
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                   REUTERS       FT Interactive     BLOOMBERG    SNAPSHOT                 12:00 NOON
                                                      Data
-----------------------------------------------------------------------------------------------------------------------
FORWARD POINTS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------


                   PRICE SOURCE AND METHODOLOGY AUTHORIZATION

INSTRUCTIONS: FOR EACH SECURITY TYPE ALLOWED BY THE FUND PROSPECTUS, PLEASE INDICATE THE PRIMARY, SECONDARY AND TERTIARY SOURCE TO BE USED IN CALCULATING NET ASSET VALUE FOR THE FUNDS IDENTIFIED. NOTE: IF INVESTMENT MANAGER IS A PRICING SOURCE, PLEASE SPECIFY EXPLICITLY.

STATE STREET PERFORMS A DATA QUALITY REVIEW PROCESS AS SPECIFIED IN THE SOURCES STATUS PRICING MATRIX ON THE NAVIGATOR PRICING SYSTEM WHICH SPECIFIES PRICING TOLERANCE THRESHOLDS, INDEX AND PRICE AGING DETAILS. THE SOURCES STATUS PRICING MATRIX WILL BE PROVIDED FOR YOUR INFORMATION AND REVIEW.

AUTHORIZED BY:  /S/ RICHARD J. THOMAS            ACCEPTED: _/S/ LEO O'DONNELL
                FUND OFFICER                     STATE  STREET VICE PRESIDENT


--------------------------------------------------------------------------------------------------------------------
                                               Explanation of Fields
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Client:              Indicate the name of the Client and the Fund name or if multiple funds, attach a list of fund names
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Primary Source:      Indicate the primary source for prices for the security type.  If an Investment Manager is a pricing source, please specify explicitly.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Secondary Source:    Indicate the secondary source for prices for the security type.  If an Investment Manager is a pricing source, please specify explicitly.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Tertiary Source:     Indicate the tertiary (3rd level) source for prices for the security type.  If an Investment
                     Manager is a pricing source, please specify explicitly.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Pricing Logic:       Indicate the price type to be referenced for the security type: Ask, Bid, Close, Evaluated,
                     Last, Official Close etc.- Please note that the closing price reported by an exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close", the "official closing price" or other similar term) will be taken to be the "most recent sale price" for purposes of this section. In these instances, it is believed to be representative of the value at the close of the exchange.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Pricing Default      Indicate the price type to be referenced for the security type: Ask, Bid, Close, Evaluated, Last,
Logic:               etc. in the instance where the preferred price type is not available.

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Authorized By:       Provide the signature of the person authorizing the completion of the Price Source
                     Authorization
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Date:                Indicate the date the Price Source Authorization was completed
--------------------------------------------------------------------------------------------------------------------


To:                State Street Bank and Trust Company

From:                   Federated Investors
Fund Entity Name:       Federated Investors

Fund Entity Address:    Federated Investors Tower, Pittsburgh, PA. 15222

Date:  12/29/2003

Re:  FAIR VALUE PRICING AUTHORIZATION

Reference is made to the Financial Administration and Accounting Services Agreement dated January 1, 2004 between Federated Investors (the "Fund") and State Street Bank and Trust Company ("State Street"). Capitalized terms used in this Fair Value Pricing Authorization or in any attachment or supplement shall have the meanings provided in the Financial Administration and Accounting Services Agreement unless otherwise specified. Pursuant to the Financial Administration and Accounting Services Agreement, the Fund hereby directs State Street to calculate the net asset value ("NAV") of the Fund or, if applicable, its Portfolios, in accordance with the terms of the Fund's or Portfolio's currently effective Prospectus or other governing documents. State Street will perform the NAV calculation subject to the terms and conditions of the Financial Administration and Accounting Services Agreement, Price Source Authorization, and this Authorization.

The Fund's Board of Directors/Trustees has approved the vendor and fair value procedures as detailed on the Fair Value Pricing Authorization Form on page 2.

The Fund hereby authorizes State Street to use the Fair Value pricing source specified on the attached Fair Value Authorization Form to obtain adjustment factors to be applied to the closing prices of the securities of the Fund or the Fund's portfolio(s) to calculate a fair-value-adjusted market value to be used in the calculation of the net asset value of the Fund or its Portfolios. The Fund understands that State Street does not assume responsibility for the accuracy of the adjustment factors or other fair value pricing information provided by the specified fair value vendor and that State Street shall have no liability for any incorrect data provided by said vendor specified by the Fund, except as may arise from State Street's lack of reasonable care in applying any adjustment factors to the closing prices of the Fund's or Portfolio's securities and/or (if applicable) calculating the fair value adjusted net asset value of the Fund or Portfolio in accordance with the data furnished to State Street.

The Fund agrees to indemnify and hold State Street harmless from any claim, loss or damage arising as a result of using Fair Value adjustment factors or prices furnished by any specified Fair Value pricing source.

The Fund agrees to notify State Street promptly in writing if the fair value pricing procedures authorized by the Fund's Board have been changed.

Kindly acknowledge your acceptance of the terms of this letter in the space provided below.

By:  /s/ Richard J. Thomas          The foregoing terms are hereby accepted.
[Authorized Officer of the Fund]
Title:  Senior Vice President - Treasurer
                                    STATE STREET BANK AND TRUST COMPANY
                                    By:  /s/ Leo O'Donnell
                                          Vice President
Fund Entity Name:  Federated Investors
(Attach list, if required, of funds and portfolios, if applicable, or create separate forms if multiple triggers apply)

Effective Date:    1-1-2004

Vendor:            ITG

Market Trigger(s): Monitored by Client

Timing of Trigger(s):   4:30 p.m.


Threshold to Invoke Fair Value (+ or -)    Monitored by Client*%
*(Fair Value invoked when client notification is received)

Filter on Confidence Interval (FT Interactive Only):

      Yes_________ No___________

      Minimum Confidence Interval ___________%






Authorized By:   /s/ Richard J. Thomas
      Name:  Richard J. Thomas
      Title:  Senior Vice President - Treasurer
            Officer of the Fund


Accepted By:   /s/ Leo O'Donnell
      Name:  Leo O'Donnell
      Vice President
      State Street Bank and Trust Company


---------------------------------------------------------------------------
Fund Entity     Indicate fund name or if multiple funds or portfolios of
Name            a fund, attach a complete list
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Effective Date  Date the funds are to begin using Fair Value vendor feed at SSC
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Vendor          Name of Fair Value vendor to be used
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Market          Name of Trigger used to determine when to invoke Fair
Trigger(s)      Value Pricing procedures, i.e., S&P 500, Nikkei
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Timing of       A specific time at which the Trigger determines Fair
Trigger(s)      Value Pricing procedures should be initiated, i.e., Japan
                close to 4 PM EST (Nikkei Futures), 4 PM EST prior day to
                4 PM EST current day (S&P500)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Threshold to    Minimum percentage of movement of designated Trigger to
Invoke Fair     determine that  Fair Value should be invoked
Value
---------------------------------------------------------------------------
---------------------------------------------------------------------------
FT Interactive
Only

Filter on       Indicate "Yes" if the fund should impose a confidence
Confidence      interval filter to determine which securities should be
Interval        Fair Valued

Minimum
Confidence      Minimum confidence interval percentage used to apply Fair
Interval        Value Adjustment Factors


---------------------------------------------------------------------------
---------------------------------------------------------------------------
Authorized By   Provide signature of the Fund Officer authorizing the
                completion of the Fair Value Pricing Authorization Form
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Accepted By     Provide signature of a Vice President from State Street
                Fund Group accepting the completion of the Fair Value
                Pricing Authorization Form
---------------------------------------------------------------------------



                                     EXHIBIT C

                               Compliance Procedures

1940 Act Preferred Shares Asset Coverage

Section 18(h) of the Investment Company Act of 1940

"Asset coverage" of a class of senior security of an issuer which is a stock means the ratio which the value of the total assets of such issuer, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of such issuer plus the aggregate of the involuntary liquidation preference of such class of senior security which is a stock. The involuntary liquidation preference of a class of senior security which is a stock shall be deemed to mean the amount to which such class of senior security would be entitled on involuntary liquidation of the issuer in preference to a security junior to it.

Frequency:  Monthly, as of the last business day of each month

Calculation:      Determine whether the Asset Coverage is at least 200%

   ----------------------------------------------------------------------
   Total fund net assets             /  Value of senior securities
                                        representing indebtedness
   ----------------------------------------------------------------------
   ----------------------------------------------------------------------
   +     accrued unpaid dividends    +  +
      on pfd shs
   ----------------------------------------------------------------------
   ----------------------------------------------------------------------
   +  liquidation preference on pfd     +     liquidation preference on
      shares                               pfd shs
   ----------------------------------------------------------------------
   ----------------------------------------------------------------------
   +  value of senior securities        +     accrued unpaid dividends
      representing indebtedness            on pfd shs
   ----------------------------------------------------------------------
   ----------------------------------------------------------------------
                                     =  Asset Coverage Percentage
   ----------------------------------------------------------------------
   ----------------------------------------------------------------------
                              > 200% =  Fund Passes Test
   ----------------------------------------------------------------------
   ----------------------------------------------------------------------
                              < 200% =  Fund Fails Test
   ----------------------------------------------------------------------

Tolerance:

State Street Fund Administration (SSFA) will complete the test on a monthly basis and report the results of the test to Federated Investors Inc. Once SSFA has notified Federated of the test results, Federated may impose certain restrictions on trading.

Cure Period:

Should the Fund fail to maintain the 1940 Act Preferred Shares Asset Coverage as of a given Valuation Date (the last business day of each month), the cure date is as of the last business day of the month following such Valuation Date.


Preferred Shares Basic Maintenance Amount:

Frequency:  Monthly


Reporting Deadlines: As of the Closing Time (February 18, 2003), on a pro forma basis assuming the receipt of the net proceeds from the sale of the AMPS and using portfolio holdings and valuations as of the close of business on any day not more than six business days prior to the Closing Time (provided that the total net assets of the Fund as of the Closing Time have not declined by more than 5% or more from such valuation date). [Note:
     Compliance as of the Closing Time (using portfolio holdings and valuations as of the Closing Time) with the Investment Company Act Preferred Shares Asset Coverage is also required.

     On the first business day after the date of original issue (i.e., February 18, 2003) of the preferred shares (by 5 pm ET); as of the close of business on original issue date


     On the seventh business day after each monthly Valuation Date (by 5 pm ET), as of the Valuation Date

     In instances of failure to satisfy Preferred Shares Basic Maintenance Amount as of any Valuation Date, on the seventh business day after the Preferred Shares Basic Maintenance Cure Date (Deadline = the 14th business day after the failure Valuation Date) (by 5 pm ET), as of the Preferred Shares Basic Maintenance Cure Date

     On the seventh business day after the Fund has redeemed Common Shares (by 5 pm ET)

     On the seventh business day after the ratio of the Discounted Value of (Fitch or Moody's) Eligible Assets to the Preferred Shares Basic Maintenance Amount as of any monthly Valuation Date is less than or equal to 105% (by 5 pm ET) [Note: This adds nothing to the existing requirement to furnish a report as of each Valuation Date].

     On the  seventh  business  day after a request  by Moody's or Fitch (by 5pm
     ET), as of the date of such request

     On the second business day prior to the first day of a Special Rate Period (by 11 am ET), as of the third business day prior to the first day of the Special Rate Period and assuming for purposes of the calculation that (a) the Maximum Rate is the Maximum Rate on such third business day as if such day were the Auction date for the proposed Special Rate Period and (b) the Moody's and Fitch Discount Factors are determined by reference to an Exposure Period of 8 weeks.

Cure Period:
Should the Fund fail to satisfy the Preferred Shares Basic Maintenance Amount as of a given Valuation Date (the last business day of each month), the cure date is as of the seventh business day following such Valuation Date.

Calculation:
To ensure that the eligible assets (assets discounted based upon Fitch's and Moody's ratings, as described below) of the Fund are greater than the Fund's basic maintenance amount (as described below). If the eligible assets are less than the basic maintenance amount, the Fund fails the test.

Basic Maintenance Amount (BMA):
The Fund's basic maintenance amount is the sum of the following:

---------------------------------------------------------------------------

BMA Component                         Calculation
---------------------------------------------------------------------------
---------------------------------------------------------------------------
1.    Sum of:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
a.    Liquidation Value of the
      outstanding shares of           Number of preferred shares
      preferred stock                 outstanding * liquidation price of
      The product of the number of    preferred shares
      Preferred Shares outstanding
      on the Valuation Date           Federated to inform SSFA of any
      multiplied by the liquidation   instance of a redemption premium.
      price of $25,000 (plus the
      product of the number of
      shares of any other series of
      preferred shares outstanding
      on such date multiplied by the
      liquidation preference of such
      shares) plus any redemption
      premium applicable to
      Preferred Shares (or other
      preferred shares) then subject
      to redemption
---------------------------------------------------------------------------
---------------------------------------------------------------------------
b.    Current period dividend
      exposure                        For each series of preferred shares:
      The aggregate amount of
      dividends that will have        Number of preferred shares
      accumulated at the respective   outstanding * $25,000 * Auction
      Applicable Rates (whether or    rate * (# of days in dividend
      not earned or declared) to      period / 365 [if dividend period =
      (but not including) the first   7 days or 360 [for all other
      respective Dividend Payment     dividend periods])
      Dates for Preferred Shares
      outstanding that follows such
      Valuation Date (plus the
      aggregate amount of
      dividends,  whether or not
      earned or declared, that will
      have accumulated in respect of
      other outstanding preferred
      shares to, but not including,
      the first respective dividend
      payment dates for such other
      shares that follow such
      Valuation Date)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
c.    Projected dividend amount
      The aggregate amount of         For each series of preferred shares:
      dividends that would
      accumulate on shares of each    # of preferred shares outstanding *
      series of Preferred Shares       $25,000 * Maximum Rate* Volatility
                                                     Factor
                                        * # of days from first Dividend
                                        Payment Date following Valuation
                                        Date through the 49th day after
                                                 Valuation Date
---------------------------------------------------------------------------
---------------------------------------------------------------------------

                                      365 [if dividend period = 7 days] or
                                           360 [for all other dividend
                                                    periods]
---------------------------------------------------------------------------
---------------------------------------------------------------------------

      outstanding from such first     Maximum rate=  Rate Multiple (1.10
      respective Dividend Payment     if prevailing rating is Aa3 or
      Date therefore through the      higher for Moody's, and AA- or
      49th day after such Valuation   higher for Fitch) multiplied by (A)
      Date,                           the "AA" Financial Composite
                                      Commercial Paper Rate (in the case
                                      of Minimum Rate Periods and Special
                                      Rate Periods of fewer than 183 Rate
                                      Period Days) or (B) the Treasury
                                      Bill Rate in the case of Special
                                      Rate Periods of more than 182 Rate
                                      Period Days but fewer than 365 Rate
                                      Period Days.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

      at the Maximum Rate             Federated to notify SSFA in case of
      (calculated as if such          :
      Valuation Date were the         |X|   special rate period
      Auction Date for the Rate       |X|   credit rating for preferred
      Period commencing on such          shares falls below Aa3 for
      Dividend Payment Date)             Moody's or AA- for Fitch
                                      |X|   if a Failure to Deposit occurs
                                      |X|   if all outstanding shares are
                                         subject to Submitted Hold Orders
---------------------------------------------------------------------------
---------------------------------------------------------------------------

      for a Minimum Rate Period of
      shares of such series to
      commence on such Dividend
      Payment Date,
---------------------------------------------------------------------------
---------------------------------------------------------------------------

      assuming, solely for purposes
      of the foregoing, that if on
      such Valuation Date the Fund
      shall have delivered a Notice
      of Special Rate Period to the
      Auction Agent with respect to
      shares of such series, such
      Maximum Rate shall be the
      higher of
---------------------------------------------------------------------------
---------------------------------------------------------------------------
i.    the Maximum Rate for the
         Special Rate Period of
         shares of such series to
         commence on such Dividend
         Payment Date and
---------------------------------------------------------------------------
---------------------------------------------------------------------------
ii.   the Maximum Rate for a Minimum
         Rate Period of shares of
         such series to commence on
         such Dividend Payment Date,
         multipled by the greater of
---------------------------------------------------------------------------
---------------------------------------------------------------------------
iii.  the Moody's Volatility Factor
         (if Moody's is then rating   SSFA will use a volatility rate of
         the Preferred Shares) and    2.75 for conservatism.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
iv.   the Fitch Volatility Factor
         (if Fitch is then rating
         the Preferred Shares)
         applicable to a Minimum
         Rate Period, or,
---------------------------------------------------------------------------
---------------------------------------------------------------------------

      in the event the Fund shall
      have delivered a Notice of
      Special Rate Period to the
      Auction Agent with respect to
      such shares of such series
      designating a Special Rate
      Period consisting of 56 Rate
      Period Days or more the
      greater of
---------------------------------------------------------------------------
---------------------------------------------------------------------------
v.    the Moody's Volatility Factor
         and
---------------------------------------------------------------------------
---------------------------------------------------------------------------
vi.   Fitch Volatility Factor

       applicable to a Special Rate
      Period of that length
---------------------------------------------------------------------------
---------------------------------------------------------------------------

      (plus the aggregate amount of
      dividends that would
      accumulate at the maximum
      dividend rate or rates on any
      other preferred stock
      outstanding from such
      respective dividend payment
      dates through the 56th day
      after such Valuation Date, as
      established by or pursuant to
      the respective statements
      supplementary establishing and
      fixing the rights and
      preferences of such other
      preferred shares), (except that
---------------------------------------------------------------------------
---------------------------------------------------------------------------

      if such Valuation Date occurs
      at a time when a Failure to
      Deposit (or, in the case of
      preferred stock other than
      Preferred Shares, a failure
      similar to a Failure to
      Deposit) has occurred that has
      not been cured, the dividend
      for purposes of calculation
      would accumulate at the
      current dividend rate then
      applicable to the shares in
      respect of which such failure
      has occurred and
---------------------------------------------------------------------------
---------------------------------------------------------------------------

      for those days during the
      period described in this
      subparagraph (C) in respect of
      which the Applicable Rate in
      effect immediately prior to
      such Dividend Payment Date
      will remain in effect (or, in
      the case of preferred shares
      other than Preferred Shares,
      in respect of which the
      dividend rate or rates in
      effect immediately prior to
      such respective dividend
      payment dates will remain in
      effect), the dividend for
      purposes of calculation would
      accumulate at such Applicable
      Rate (or other rate or rates,
      as the case may be) in respect
      of those days)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
d.    The amount of anticipated
      expenses of the Fund for the    Current daily expense accrual * 90
      90 days subsequent to such      days
      Valuation Date.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
e.    The amount of the Fund's
      Maximum Potential Gross-up      Federated to inform SSFA if such
      Payment Liability               situation exists.
      in respect of Preferred Shares
      (and similar amounts payable    Estimated taxable distribution
      in respect of other preferred   (capital gain + taxable income) to
      shares, as of such Valuation    preferred shares * 38.6% federal
      Date.                           tax.

      MAXIMUM POTENTIAL GROSS-UP
      PAYMENT LIABILITY as of any
      Valuation Date, shall mean the
      aggregate amount of Gross-up
      Payments that would be due if
      the Fund were to make Taxable
      Allocations, with respect to
      any taxable year, estimated
      based upon dividends paid and
      the amount of undistributed
      realized net capital gains and
      other taxable income earned by
      the Fund, as of the end of the
      calendar month immediately
      preceding such Valuation Date,
      and assuming such Gross-up
      Payments are fully taxable.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
f.    The amount of any indebtedness
      or obligations of the Fund      Federated to inform SSFA if such
      senior in right of payment to   situation exists.
      the Preferred Shares; and
---------------------------------------------------------------------------
---------------------------------------------------------------------------
g.    Any current liabilities as of
      such Valuation Date to the      Liabilities from the trial balance.
      extent not reflected in any of
      1a through 1f (including,
      without limitation, any
      payables for Municipal
      Obligations purchased as of
      such Valuation Date and any
      liabilities incurred for the
      purpose of clearing securities
      transactions)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
2.    LESS:
   the face value of                  Less:
   (i.e., for purposes of current
   Moody's guidelines,                The value of any of the Fund's
a.    cash,                           assets irrevocably deposited by the
b.    short-term Municipal            Fund for the payment of any of 1a
      Obligations rated MIG-1,        through 1g.
      VMIG-1 or P-1, and
c.    short-term securities that are
      the direct obligation of the
      U.S. government, provided in
      each case that such securities
      mature on or prior to the date
      upon which any of 1a through
      1g become payable, otherwise
      the Moody's Discounted Value)

   of any of the Fund's assets
   irrevocably deposited by the Fund
   for the payment of any of 1a
   through 1g
---------------------------------------------------------------------------

===========================================================================
                                       FITCH
===========================================================================
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Fitch Eligible Assets:
---------------------------------------------------------------------------
---------------------------------------------------------------------------

Eligible Asset Component              Calculation
---------------------------------------------------------------------------
---------------------------------------------------------------------------
1.    Cash,
                                      Cash per trial balance
---------------------------------------------------------------------------
---------------------------------------------------------------------------
2.    Receivables for Municipal
   Obligations Sold, or               Receivable for Municipal
                                      Obligations Sold per trial
                                      balance.  Ensure that the
                                      receivables are due to settle
                                      within five business days of the
                                      Valuation Date.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
3.    Unrealized Gain from Hedging
   Transactions                       Unrealized Gain from Hedging
                                      Transactions' shall mean, as of any
                                      Valuation Date, (1) in the case of
                                      a swap contract (including total
                                      return swaps and interest rate
                                      swaps), the amount, if any, that
                                      the Fund would receive if the swap
                                      contract were terminated as of the
                                      Valuation Date, (2) in the case of
                                      an interest rate futures contract,
                                      the amount, if any, that the Fund
                                      would receive if it were to
                                      eliminate its open futures position
                                      as of the Valuation Date by
                                      entering into an offsetting
                                      contract of the same specifications
                                      or (3) in the case of an option on
                                      interest rate futures contracts,
                                      the Market Value thereof as of the
                                      Valuation Date.  For the purpose of
                                      determining the Discounted Value of
                                      any Unrealized Gain from Hedging
                                      Transactions, (i) unrealized gain
                                      from a swap contract shall be
                                      treated in the same manner as a
                                      Municipal Obligation, except that
                                      the issuer rating assigned to the
                                      swap counterparty shall be used,
                                      and (ii) unrealized gain from an
                                      interest rate futures contract or
                                      an option on interest rate futures
                                      contracts shall be deemed to have a
                                      rating of A by Fitch.  The amount
                                      of any unrealized loss from hedging
                                      transactions as of any Valuation
                                      Date shall be treated as a
                                      reduction to Fitch Eligible Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
4.    Municipal Obligation that
---------------------------------------------------------------------------
---------------------------------------------------------------------------
a.    Pays interest in cash,
                                      Federated to inform SSFA in any
                                      instance where interest is not paid
                                      in cash.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
b.    Does not have its Fitch rating
      suspended by Fitch, and         Federated to inform SSFA in any
                                      instance where Fitch's ratings have
                                      been suspended.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
c.    Is part of an issue of
      Municipal Obligations of at     Issuer size from Bloomberg will be
      least $10,000,000               used to determine eligibility.
                                      SSFA to perform the analysis based
                                      on cusip and notify Federated of
                                      any issues below $10,000,000.
                                      Federated will determine and
                                      communicate to SSFA whether or not
                                      the cusip is part of an overall
                                      issue of at least $10,000,000.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------

For purposes of applying the following requirements for Single Issuer Concentration, State Concentration and applying the applicable Fitch Discount Factor:
--------------------------------------------------------------------------
1. If a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating.
2. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating.

SSFA will obtain ratings from Bloomberg for new buys and for the entire portfolio monthly.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------

A. Single Issuer Concentration:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
1.    Municipal Obligations issued
   by any one issuer and rated BB or For purposes of identifying single lower, or not rated, may comprise issuers, the first six digits of
   no more than 4% of total Fitch     the municipal security's cusip will
   Eligible Assets.                   be considered the issuer
                                      identifier.  It is possible that
                                      the six digit cusip may represent a
                                      conduit rather than the true
                                      issuer.  Therefore,  if any issuer
                                      exceeds the set limit, SSFA will
                                      research the true issuer on
                                      Bloomberg and notify Federated.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
2.    The total amount identified in
   item 1 (above), together with any
   Municipal Obligations issued by
   the same issuer and rated BBB by
   Fitch may comprise no more than
   6% of total Fitch Eligible Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
3.    The total amount identified in
   item 2 (above) together with any
   Municipal Obligations issued by
   the same issuer and rated A by
   Fitch may comprise no more than
   10% of total Fitch Eligible
   Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
4.    The total amount identified in
   item 3 (above) together with any
   Municipal Obligations issued by
   the same issuer and rated AA by
   Fitch may comprise no more than
   20% of total Fitch Eligible
   Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

   For purposes of the calculations   For purposes of this test, SSFA
   in items 1 - 4 (above), any        will assume that the rating
   Municipal Obligation backed by     provided by Bloomberg is for the
   the guaranty, letter of credit or obligation AND based solely on the insurance issued by a third party underlying credit enhancement,
   shall be deemed to be issued by    unless information is supplied by
   such third party if the issuance   Federated.
   of such third party credit is the
   sole determinant of the rating on
   such Municipal Obligations; and
   any Municipal Obligation for
   which the nominal issuer is a
   conduit for a third party the
   obligations of which are the sole
   source of revenues for the
   payment of such Municipal
   Obligation shall be deemed to be
   issued by such third party.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

B. State Concentration:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
1.    Municipal Obligations issued
   by issuers located within a
   single state or territory and
   rated BB or lower or not rated
   may comprise no more than 12% of
   total Fitch Eligible Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
2.    The total amount identified in
   item 1 (above), together with any
   Municipal Obligations issued by
   issuers located within the same
   state or territory and rated BBB
   by Fitch may comprise no more
   than 20% of total Fitch Eligible
   Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
3.    The total amount identified in
   item 2 (above) together with any
   Municipal Obligations issued by
   issuers located within the same
   state or territory and rated A by
   Fitch may comprise no more than
   40% of total Fitch Eligible
   Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
4.    The total amount identified in
   item 3 (above) together with any
   Municipal Obligations issued by
   issuers located within the same
   state or territory and rated AA
   by Fitch may comprise no more
   than 60% of total Fitch Eligible
   Assets
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------

For purposes of applying the foregoing requirements for Single Issuer Concentration and State Concentration:
1.    Eligible Assets shall be calculated without including cash; and
2. Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Adjustments to Fitch's Eligible
  Assets for Futures, Options and
  Forward Commitments:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
1.    For purposes of determining
   whether the Fund has Fitch
   Eligible Assets with an aggregate
   Discounted Value that equals or
   exceeds the Preferred Shares
   Basic Maintenance Amount,

   the Discounted Value of Fitch
   Eligible Assets which the Fund is
   obligated to deliver or receive
   pursuant to an outstanding option
   shall be as follows:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
a.    assets subject to call options
      written by the Fund which are   SSFA will test whether the written
      either exchange-traded and      call options expire within 49 days
      "readily reversible" or which   after the Valuation Date.
      expire within 49 days after
      the date as of which such       If the 49 day limit test is not
      valuation is made shall be      passed, SSFA will contact Federated
      valued at the lesser of:        to determine whether the written
                                      call options are exchange-traded
                                      and "readily reversible".
---------------------------------------------------------------------------
---------------------------------------------------------------------------
i.    Discounted Value and
---------------------------------------------------------------------------
---------------------------------------------------------------------------
ii.   the exercise price of the call
         option written by the Fund;
---------------------------------------------------------------------------
---------------------------------------------------------------------------
b.    assets subject to call options
      written by the Fund not
      meeting the requirements of
      clause (a) of this sentence
      shall have no value;
---------------------------------------------------------------------------
---------------------------------------------------------------------------
c.    assets subject to put options
      written by the Fund shall be
      valued at the lesser of:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
i.    the exercise price and
ii.   the Discounted Value of the
         subject security; and
---------------------------------------------------------------------------
---------------------------------------------------------------------------
d.    where delivery may be made to
      the Fund with any security of   Federated to inform SSFA of the
      a class of securities, the      various securities of the class of
      Fund shall assume it will take securities if such situation exists. delivery of the security with the lowest Discounted Value.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
2.    For purposes of determining
   whether the Fund has Fitch
   Eligible Assets with an aggregate
   Discounted Value that equals or
   exceeds the Preferred Shares
   Basic Maintenance Amount,

   the following amounts shall be
   subtracted from the aggregate
   Discounted Value of the Fitch
   Eligible Assets held by the Fund:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
a.    10% of the exercise price of a
      written call option;
---------------------------------------------------------------------------
---------------------------------------------------------------------------
b.    the exercise price of any
      written put option;
---------------------------------------------------------------------------
---------------------------------------------------------------------------



---------------------------------------------------------------------------
---------------------------------------------------------------------------
c.    the settlement price of the
      underlying futures contract if
      the Fund writes put options on
      a futures contract
---------------------------------------------------------------------------
---------------------------------------------------------------------------
d.    105% of the Market Value of
      the underlying futures
      contracts if the Fund writes
      call options on a futures
      contract and does not own the
      underlying contract.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
3.    For purposes of determining
   whether the Fund has Fitch
   Eligible Assets with an aggregate
   Discounted Value that equals or
   exceeds the Preferred Shares Basic
   Maintenance Amount,

   the Discounted Value of Forward
   Commitments will be the Discounted
   Value as calculated by applying
   the respective Fitch Discount
   Factor.
---------------------------------------------------------------------------


Discounting Fitch's Assets: Once the above procedures have been performed, determine the discounted market value for each security. Discount each security as follows:

                                   RATING CATEGORY

 EXPOSURE PERIOD    AAA*    AA*     A*    BBB*   F1**    UNRATED***
7 weeks             151%    159%   166%   173%   136%       225%
8  weeks  or  less
  but      greater  154%    161%   168%   176%   137%       231%
  than 7 weeks
9  weeks  or  less
  but      greater  158%    163%   170%   177%   138%       240%
  than 8 weeks

*    Fitch rating.
** Municipal Obligations rated F2 by Fitch, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
***  Municipal Obligations rated less than BBB by Fitch or unrated.

Notwithstanding the foregoing:
1. The Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as:
a. Such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and
b.    Mature or have a demand feature at par exercisable in 30 days or less, and
2. No Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

---------------------------------------------------------------------------

When the Fund sells a Municipal
Obligation and agrees to repurchase
such Municipal Obligation at a
future date, such Municipal
Obligation shall be valued at its
Discounted Value for purposes of
determining Fitch Eligible Assets,
and the amount of the repurchase
price of such Municipal Obligation
shall be included as a liability for
purposes of calculating the
Preferred Shares Basic Maintenance
Amount.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

When the Fund purchases a Fitch
Eligible Asset and agrees to sell it
at a future date, such Fitch
Eligible Asset shall be valued at
the amount of cash to be received by
the Fund upon such future date,
provided that the counterparty to
the transaction has a long-term debt
rating of at least A by Fitch and
the transaction has a term of no
more than 30 days; otherwise, such
Fitch Eligible Asset shall be valued
at the Discounted Value of such
Fitch Eligible Asset.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

Notwithstanding the foregoing, an     SSFA will assume this paragraph is
asset will not be considered a Fitch  not applicable unless information
Eligible Asset for purposes of        is provided by Federated.
determining the Preferred Shares
Basic Maintenance Amount to the
extent it is
1.    subject to any material lien,
   mortgage, pledge, security
   interest or security agreement of
   any kind (collectively, "Liens"),
   except for
a.    Liens which are being
      contested in good faith by
      appropriate proceedings and
      which Fitch (if Fitch is then
      rating the Preferred Shares)
      has indicated to the Fund will
      not affect the status of such
      asset as a Fitch Eligible
      Asset,
b.    Liens for taxes that are not
      then due and payable or that
      can be paid thereafter without
      penalty,
c.    Liens to secure payment for
      services rendered or cash
      advanced to the Fund by the
      Fund's investment adviser,
      custodian or the Auction
      Agent,
d.    Liens by virtue of any
      repurchase agreement, and
e.    Liens in connection with any
      futures margin account or swap
      contract; or
2.    deposited irrevocably for the
   payment of any liabilities.

---------------------------------------------------------------------------



===========================================================================
                                      MOODY'S
===========================================================================

---------------------------------------------------------------------------

Moody's Eligible Assets:
---------------------------------------------------------------------------
---------------------------------------------------------------------------

Eligible Asset Component              Calculation
---------------------------------------------------------------------------
---------------------------------------------------------------------------
1.    Cash,
                                      Cash per trial balance
---------------------------------------------------------------------------
---------------------------------------------------------------------------
2.    Receivables for Municipal
   Obligations Sold, or               Receivable for Municipal
                                      Obligations Sold per trial
                                      balance.  Ensure that the
                                      receivables are due to settle
                                      within five business days of the
                                      Valuation Date.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
3.    Unrealized Gain from Hedging
   Transactions                       Unrealized Gain from Hedging
                                      Transactions' shall mean, as of any
                                      Valuation Date, (1) in the case of
                                      a swap contract (including total
                                      return swaps and interest rate
                                      swaps), the amount, if any, that
                                      the Fund would receive if the swap
                                      contract were terminated as of the
                                      Valuation Date, (2) in the case of
                                      an interest rate futures contract,
                                      the amount, if any, that the Fund
                                      would receive if it were to
                                      eliminate its open futures position
                                      as of the Valuation Date by
                                      entering into an offsetting
                                      contract of the same specifications
                                      or (3) in the case of an option on
                                      interest rate futures contracts,
                                      the Market Value thereof as of the
                                      Valuation Date.  For the purpose of
                                      determining the Discounted Value of
                                      any Unrealized Gain from Hedging
                                      Transactions, (i) unrealized gain
                                      from a swap contract shall be
                                      treated in the same manner as a
                                      Municipal Obligation, except that
                                      the issuer rating assigned to the
                                      swap counterparty shall be used,
                                      and (ii) unrealized gain from an
                                      interest rate futures contract or
                                      an option on interest rate futures
                                      contracts shall be deemed to have a
                                      rating of A by Moody's.  The amount
                                      of any unrealized loss from hedging
                                      transactions as of any Valuation
                                      Date shall be treated as a
                                      reduction to Moody's Eligible
                                      Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
4.    Municipal Obligation that
---------------------------------------------------------------------------
---------------------------------------------------------------------------
a.    Pays interest in cash,
                                      Federated to inform SSFA in any
                                      instance where interest is not paid
                                      in cash.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
b.    Does not have its Moody's
      rating suspended by Moody's,    Federated to inform SSFA in any
      and                             instance where Moody's ratings have
                                      been suspended.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
c.    Is part of an issue of
      Municipal Obligations of at     Issuer size from Bloomberg will be
      least $10,000,000               used to determine eligibility.
                                      SSFA to perform the analysis based
                                      on cusip and notify Federated of
                                      any issues below $10,000,000.
                                      Federated will determine and
                                      communicate to SSFA whether or not
                                      the cusip is part of an overall
                                      issue of at least $10,000,000.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------

For purposes of applying the following requirements for Single Issuer Concentration, State Concentration and applying the applicable Moody's Discount Factor, except as the Fund is otherwise advised in writing by
Moody's:
--------------------------------------------------------------------------
1. if a Municipal Obligation is not rated by Moody's but is rated by Fitch and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Moody's rating which is equivalent to the lower of the Fitch and S&P ratings;
2. if a Municipal Obligation is not rated by Moody's but is rated by Fitch or S&P, such Municipal Obligation (excluding short-term
   Municipal Obligations) will be deemed to have the Moody's equivalent of such rating.

SSFA will obtain ratings from Bloomberg for new buys and for the entire portfolio monthly. Federated to inform SSFA in any instance where the
Fund is advised in writing by Moody's that the foregoing does not apply to a Municipal Obligation held by the Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------

A. Single Issuer Concentration:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
1.    Municipal Obligations issued
   by any one issuer and rated Ba or  For purposes of identifying single
   lower by Moody's or not rated by   issuers, the first six digits of
   Moody's may comprise no more than  the municipal security's cusip will
   4% of total Moody's Eligible       be considered the issuer
   Assets.                            identifier.  It is possible that
                                      the six digit cusip may represent a
                                      conduit rather than the true
                                      issuer.  Therefore, if any issuer
                                      exceeds the set limit, SSFA will
                                      research the true issuer on
                                      Bloomberg and notify Federated.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
2.    The total amount identified in
   item 1 (above), together with any
   Municipal Obligations issued by
   the same issuer and rated Baa by
   Moody's may comprise no more than
   6% of total Moody's Eligible
   Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
3.    The total amount identified in
   item 2 (above) together with any
   Municipal Obligations issued by
   the same issuer and rated A by
   Moody's may comprise no more than
   10% of total Moody's Eligible
   Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
4.    The total amount identified in
   item 3 (above) together with any
   Municipal Obligations issued by
   the same issuer and rated Aa by
   Moody's may comprise no more than
   20% of total Moody's Eligible
   Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

   For purposes of the calculations   For purposes of this test, SSFA
   in items 1 - 4 (above), any        will assume that the rating
   Municipal Obligation backed by     provided by Bloomberg is for the
   the guaranty, letter of credit or obligation AND NOT based solely on insurance issued by a third party the underlying credit enhancement,
   shall be deemed to be issued by    unless information is supplied by
   such third party if the issuance   Federated.
   of such third party credit is the
   sole determinant of the rating on
   such Municipal Obligations; and
   any Municipal Obligation for
   which the nominal issuer is a
   conduit for a third party the
   obligations of which are the sole
   source of revenues for the
   payment of such Municipal
   Obligation shall be deemed to be
   issued by such third party.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

B. State Concentration:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
1.    Municipal Obligations issued
   by issuers located within a
   single state or territory and
   rated Ba or lower by Moody's or
   not rated by Moody's may comprise
   no more than 12% of total Moody's
   Eligible Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
2.    The total amount identified in
   item 1 (above), together with any
   Municipal Obligations issued by
   issuers located within a single
   state or territory and rated Baa
   by Moody's may comprise no more
   than 20% of total Moody's
   Eligible Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
3.    The total amount identified in
   item 2 (above) together with any
   Municipal Obligations issued by
   issuers located within a single
   state or territory and rated A by
   Moody's may comprise no more than
   40% of total Moody's Eligible
   Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
4.    The total amount identified in
   item 3 (above) together with any
   Municipal Obligations issued by
   issuers located within a single
   state or territory and rated Aa
   by Moody's may comprise no more
   than 60% of total Moody's
   Eligible Assets.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------

For purposes of applying the foregoing requirements for Single Issuer Concentration and State Concentration:

   1.  Eligible Assets shall be calculated without including cash; and

   2. Municipal Obligations rated MIG-1, VMIG-1 or P-1 by Moody's or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, or if not rated by S&P, rated F1 by Fitch, shall be considered to have a long-term rating of A.

---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Adjustments to Moody's Eligible
  Assets for Futures, Options and
  Forward Commitments:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
1.    For purposes of determining
   whether the Fund has Moody's
   Eligible Assets with an aggregate
   Discounted Value that equals or
   exceeds the Preferred Shares
   Basic Maintenance Amount,

   the Discounted Value of Moody's
   Eligible Assets which the Fund is
   obligated to deliver or receive
   pursuant to an outstanding option
   shall be as follows:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
a.    assets subject to call options
      written by the Fund which are   SSFA will test whether the written
      either exchange-traded and      call options expire within 49 days
      "readily reversible" or which   after the Valuation Date.
      expire within 49 days after
      the date as of which such       If the 49 day limit test is not
      valuation is made shall be      passed, SSFA will contact Federated
      valued at the lesser of:        to determine whether the written
                                      call options are exchange-traded
                                      and "readily reversible".
---------------------------------------------------------------------------
---------------------------------------------------------------------------
i.    Discounted Value and
---------------------------------------------------------------------------
---------------------------------------------------------------------------
ii.   the exercise price of the call
         option written by the
         Fund;
---------------------------------------------------------------------------
---------------------------------------------------------------------------
b.    assets subject to call options
      written by the Fund not
      meeting the requirements of
      clause (A) of this sentence
      shall have no value;
---------------------------------------------------------------------------
---------------------------------------------------------------------------
c.    assets subject to put options
      written by the Fund shall be
      valued at the lesser of:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
i.    the exercise price and
ii.   the Discounted Value of the
         subject security; and
---------------------------------------------------------------------------
---------------------------------------------------------------------------
d.    where delivery may be made to
      the Fund with any security of   Federated to inform SSFA of the
      a class of securities, the      various securities of the class of
      Fund shall assume it will take securities if such situation exists. delivery of the security with the lowest Discounted Value.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
2.    For purposes of determining
   whether the Fund has Moody's
   Eligible Assets with an aggregate
   Discounted Value that equals or
   exceeds the Preferred Shares
   Basic Maintenance Amount,

   the following amounts shall be
   subtracted from the aggregate
   Discounted Value of the Moody's
   Eligible Assets held by the
   Fund:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
a.    10% of the exercise price of a
      written call option;
---------------------------------------------------------------------------
---------------------------------------------------------------------------
b.    the exercise price of any
      written put option;
---------------------------------------------------------------------------
---------------------------------------------------------------------------
c.    the settlement price of the
      underlying futures contract if
      the Fund writes put options on
      a futures contract; and
---------------------------------------------------------------------------
---------------------------------------------------------------------------
d.    105% of the Market Value of
      the underlying futures
      contracts if the Fund writes
      call options on a futures
      contract and does not own the
      underlying contract.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
3.    For purposes of determining
   whether the Fund has Moody's
   Eligible Assets with an aggregate
   Discounted Value that equals or
   exceeds the Preferred Shares
   Basic Maintenance Amount,

   the Discounted Value of all
   Forward Commitments will be the
   Discounted Value as calculated by
   applying the respective Moody's
   Discount Factor.
---------------------------------------------------------------------------


Discounting Moody's Assets: Once the above procedures have been performed, determine the discounted market value for each security. Discount each security as follows:

                                  RATING CATEGORY

Exposure Period
                     Aaa*  Aa*    A*     Baa*   (V)MIG-1**UNRATED***
7 weeks............. 151%  159%   166%   173%   136%      225%
8 weeks or less but
 greater than 7
weeks...............
                     154%  161%   168%   176%   137%      231%
9 weeks or less but
 greater than 8
weeks...............
                     158%  163%   170%   177%   138%      240%
____________________

     *    Moody's rating (or, if not rated by Moody's, see above).

     ** Municipal Obligations rated MIG-1 or VMIG-1 (or, if not rated by Moody's, see above), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

     *** Municipal Obligations rated less than Baa3 by Moody's (or, if not rated by Moody's, see above) or unrated. Securities rated below Baa by Moody's (or, if not rated by Moody's, see above) and unrated securities, which are securities rated by neither Moody's, S&P or Fitch, may not exceed 10% of Moody's Eligible Assets.


Notwithstanding the foregoing:

1. The Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as

     a) such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's (or if not rated by Moody's, rated at least F1 by Fitch or at least A-1+/AA or SP-1+/AA by S&P) and

     b) mature or have a demand feature at par exercisable in 30 days or less, and

2. No Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

---------------------------------------------------------------------------

When the Fund sells a Municipal
Obligation and agrees to repurchase
such Municipal Obligation at a
future date, such Municipal
Obligation shall be valued at its
Discounted Value for purposes of
determining Moody's Eligible Assets
and the amount of the repurchase
price of such Municipal Obligation
shall be included as a liability for
purposes of calculating the
Preferred Shares Basic Maintenance
Amount.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

When the Fund purchases a Moody's
Eligible Asset and agrees to sell it
at a future date, such Moody's
Eligible Asset shall be valued at
the amount of cash to be received by
the Fund upon such future date,
provided that the counterparty to
the transaction has a long-term debt
rating of at least A2 from Moody's
and the transaction has a term of no
more than 30 days; otherwise, such
Moody's Eligible Asset shall be
valued at the Discounted Value of
such Moody's Eligible Asset.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

Notwithstanding the foregoing, an     SSFA will assume this paragraph is
asset will not be considered a        not applicable unless information
Moody's Eligible Asset for purposes   is provided by Federated.
of determining the Preferred Shares
Basic Maintenance Amount to the
extent it is
1.    subject to any Liens, except
   for
a.    Liens which are being
      contested in good faith by
      appropriate proceedings and
      which Moody's (if Moody's is
      then rating the Preferred
      Shares) has indicated to the
      Fund will not affect the
      status of such asset as a
      Moody's Eligible Asset,
b.    Liens for taxes that are not
      then due and payable or that
      can be paid thereafter without
      penalty,
c.    Liens to secure payment for
      services rendered or cash
      advanced to the Fund by the
      Fund's investment adviser,
      custodian or the Auction
      Agent,
d.    Liens by virtue of any
      repurchase agreement, and
e.    Liens in connection with any
      futures margin account or swap
      contract; or
2.    deposited irrevocably for the
   payment of any liabilities.
---------------------------------------------------------------------------





---------------------------------------------------------------------------

                       STATE STREET BANK AND TRUST COMPANY
---------------------------------------------------------------------------

                                 FEDERATED FUNDS

            Fund Accounting and Financial Administration Fee Schedule

FUND ACCOUNTING AND FINANCIAL ADMINISTRATION SERVICES

Fund accounting and financial administration services provided by State Street Bank and Trust Company ("State Street") shall be as set forth in Section III of the Financial Administration and Accounting Services Agreement (the "Agreement") dated as of January 1, 2004 between each of the investment companies listed on Exhibit A to the Agreement and State Street.

---------------------------------------------------------------------------
I.    FEES
---------------------------------------------------------------------------

Each fund will be required to pay an asset based fee as described below.
Type of fee                         Annual charge billed and payable monthly

Asset based  fee per fund           0.0003 on first $100,000,000 assets, plus
                                    0.0002 on next $200,000,000 assets, plus
                                    0.0001 on next $200,000,000 assets, plus
                                    0.00005 on assets over $500,000,000.  The
                                    per fund asset based fee is limited to a
                                    minimum of $39,000 and a maximum
                                    of $158,000.
Additional class fee                $12,000 per class after the initial class

New funds will be billed at the above fees but waived during the first 6 months or until the fund reaches $100,000,000, whichever is sooner. For funds with less than $100,000,000 in assets, the following waivers apply:

0 - 3 months:  100% of fee waived
4 - 6 months:  50% of fee waived

This fee reduction is intended to provide relief to funds in the event that assets do not grow during the initial 6 months. Assets from an "in kind" transfer, common trust conversion or transferred from another Federated Fund qualify as fund assets for purposes of the $100,000,000 asset base used to determine applicability of the above fee waiver.

-----------------------------------------------------------------------------
II.   SPECIFIC SERVICES PURCHASED
-----------------------------------------------------------------------------

In addition to the asset based fee, the following fees will be charged on an annual basis for the services listed below when they are provided to a specific fund.

Wash Sales Reporting                      $5,000 per fund
Closed end fund preferred shares testing  $16,500 per fund
Qualified Dividend Report                 $500 per fund (includes three reports
                                          for any period; $200 per report
                                          thereafter)

----------------------------------------------------------------------------
III.  VALUATION FEE
----------------------------------------------------------------------------

For billing purposes, the monthly quote charge will be billed at cost.

Type of quote             Primary Vendors          Secondary Vendors
Domestic Equities         Reuters                  Bridge
International Equities    Reuters                  Bridge
Domestic Fixed Income     Reuters                  FT Interactive Data
International Fixed IncomeFT Interactive Data      FRI Corp.
Municipal Bonds           JJ Kenny                 FT Interactive Data
Other Assets              Reuters                  Bridge
(Options/Futures)


----------------------------------------------------------------------------
IV.   SPECIAL SERVICES
----------------------------------------------------------------------------

Fees for activities of a non-recurring nature such as fund consolidations or reorganizations, extraordinary security shipments and the preparation of special reports will be subject to negotiation.


---------------------------------------------------------------------------
V.    PAYMENT
---------------------------------------------------------------------------

The above fees will be invoiced monthly. Payment is due within 5 days following calendar month-end through the auto debit process.

-------------------------------------------------------------------------

VI.   TERM OF CONTRACT

-------------------------------------------------------------------------

The parties agree that this fee schedule shall become effective January 1, 2004.



Investment Companies                      State Street Bank and Trust Company
(Listed on Exhibit A the Financial Administration and Accounting Services Agreement)

By:  /s/ Richard J. Thomas                By:  /s/ Michael E Hagerty
Title: Sr. Vice President - Treasurer     Title:  Senior Vice President
Date:  1/5/2004                           Date:  12/29/2003

                         REMOTE ACCESS SERVICES ADDENDUM
                                       TO
           FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

     ADDENDUM to that certain Financial Administration and Accounting Services Agreement dated as of January 1, 2004 (the "Services Agreement") between each of the investment companies listed on Exhibit A to the Services Agreement (the "Customer") and State Street Bank and Trust Company, including its subsidiaries and affiliates ("State Street").

     State Street has developed and utilizes proprietary accounting and other systems in conjunction with the custodian services which State Street provides to the Customer. In this regard, State Street maintains certain information in databases under its control and ownership which it makes available to its customers (the "Remote Access Services").

The Services

State Street agrees to provide the Customer, and its designated investment advisors, consultants or other third parties authorized by State Street ("Authorized Designees") with access to In~SightSM as described in Exhibit A or such other systems as may be offered from time to time (the "System") on a remote basis.

Security Procedures

The Customer agrees to comply, and to cause its Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System and access to the Remote Access Services. The Customer agrees to advise State Street immediately in the event that it learns or has reason to believe that any person to whom it has given access to the System or the Remote Access Services has violated or intends to violate the terms of this Addendum and the Customer will cooperate with State Street in seeking injunctive or other equitable relief. The Customer agrees to discontinue use of the System and Remote Access Services, if requested, for any security reasons cited by State Street.

Fees

Fees and charges for the use of the System and the Remote Access Services and related payment terms shall be as set forth in the Financial Administration and Accounting Services Fee Schedule in effect from time to time between the parties (the "Fee Schedule"). The Customer shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

Proprietary Information/Injunctive Relief

The System and Remote Access Services described herein and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know-how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to the Customer by State Street as part of the Remote Access Services and through the use of the System and all copyrights, patents, trade secrets and other proprietary rights of State Street related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors (the "Proprietary Information"). The Customer agrees on behalf of itself and its Authorized Designees to keep the Proprietary Information confidential and to limit access to its employees and Authorized Designees (under a similar duty of confidentiality) who require access to the System for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

The Customer agrees to use the Remote Access Services only in connection with the proper purposes of this Addendum. The Customer will not, and will cause its employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the System or the Remote Access Services, to be published, redistributed or retransmitted for other than use for or on behalf of the Customer, as State Street's customer.

The Customer agrees that neither it nor its Authorized Designees will modify the System in any way; enhance or otherwise create derivative works based upon the System; nor will the Customer or Customer's Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

The Customer acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law and that State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

Limited Warranties

State Street represents and warrants that it is the owner of and has the right to grant access to the System and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology, including but not limited to the use of the Internet, and the necessity of relying upon third party sources, and data and pricing information obtained from third parties, the System and Remote Access Services are provided "AS IS", and the Customer and its Authorized Designees shall be solely responsible for the investment decisions, results obtained, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to the Customer or its Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Addendum arising out of any cause or event beyond such party's control.

State Street will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available state of the art technology to offer products that are Year 2000 compliant, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years, and if any changes are required, State Street will make the changes to its products at no cost to you and in a commercially reasonable time frame and will require third-party suppliers to do likewise. The Customer will do likewise for its systems.

EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM, STATE STREET, FOR ITSELF AND ITS RELEVANT LICENSORS, EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Infringement

State Street will defend or, at our option, settle any claim or action brought against the Customer to the extent that it is based upon an assertion that access to the System or use of the Remote Access Services by the Customer under this Addendum constitutes direct infringement of any patent or copyright or misappropriation of a trade secret, provided that the Customer notifies State Street promptly in writing of any such claim or proceeding and cooperates with State Street in the defense of such claim or proceeding. Should the System or the Remote Access Services or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under any applicable patent or copyright or trade secret laws, State Street shall have the right, at State Street's sole option, to (i) procure for the Customer the right to continue using the System or the Remote Access Services,
(ii) replace or modify the System or the Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate this Addendum without further obligation.

Termination

Either party to the Services Agreement may terminate this Addendum (i) for any reason by giving the other party at least one-hundred and eighty (180) days' prior written notice in the case of notice of termination by State Street to the Customer or thirty (30) days' notice in the case of notice from the Customer to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. This Addendum shall in any event terminate within ninety (90) days after the termination of the Services Agreement. In the event of termination, the Customer will return to State Street all copies of documentation and other confidential information in its possession or in the possession of its Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

Miscellaneous

This Addendum and the exhibits hereto constitute the entire understanding of the parties to the Services Agreement with respect to access to the System and the Remote Access Services. This Addendum cannot be modified or altered except in a writing duly executed by each of State Street and the Customer and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

By its execution of the Services Agreement, the Customer accepts responsibility for its and its Authorized Designees' compliance with the terms of this Addendum.

                                    EXHIBIT A
                                       to
                       REMOTE ACCESS SERVICES ADDENDUM TO
           FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT


                                   IN~SIGHTSM
                           System Product Description

In~SightSM provides bilateral information delivery, interoperability, and on-line access to State Street. In~SightSM allows users a single point of entry into State Street's diverse systems and applications. Reports and data from systems such as Investment Policy MonitorSM, Multicurrency HorizonSM, Securities Lending, Performance & Analytics, and Electronic Trade Delivery can be accessed through In~SightSM. This Internet-enabled application is designed to run from a Web browser and perform across low-speed data lines or corporate high-speed backbones. In~SightSM also offers users a flexible toolset, including an ad-hoc query function, a custom graphics package, a report designer, and a scheduling capability. Data and reports offered through In~SightSM will continue to increase in direct proportion with the customer roll out, as it is viewed as the information delivery system will grow with State Street's customers.